Exhibit 10.2.1

THIS INSTRUMENT, AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY, ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED MARCH 12, 2015 BETWEEN PNC BANK, NATIONAL ASSOCIATION, AS AGENT, AND GILL FAMILY CAPITAL MANAGEMENT, INC., AND CONSENTED TO BY THE BORROWERS DEFINED THEREIN.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Security Agreement”) is made and entered into as of the 12th day of March, 2015, by and between (i) Sypris Solutions, Inc., a Delaware corporation (“Solutions”), Sypris Technologies, Inc., a Delaware corporation, Sypris Electronics, LLC, a Delaware limited liability company, SYPRIS DATA SYSTEMS, INC., a Delaware corporation, SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company, SYPRIS TECHNOLOGIES KENTON, INC., a Delaware corporation, SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC, a Delaware limited liability company, SYPRIS TECHNOLOGIES NORTHERN, INC., a Delaware corporation, SYPRIS TECHNOLOGIES SOUTHERN, INC., a Delaware corporation, and SYPRIS TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, (each a “Borrower” and collectively the “Borrowers”), and (ii) GILL FAMILY CAPITAL MANAGEMENT, INC., a Delaware corporation (the “Lender”).

P R E L I M I N A R Y   S T A T E M E N T:

A.     The Lender has made available to the Borrowers a loan in the principal sum of Four Million Dollars ($4,000,000.00) (the “Loan”).

B.     The Loan is evidenced by that certain Promissory Note of even date herewith, jointly and severally made by the Borrowers, payable to the order of the Lender, and in the face principal amount of Four Million Dollars ($4,000,000.00) (as amended, modified, restated, supplemented and renewed from time to time, the “Note”).

C.     The obligation of the Lender to make the Loan to the Borrowers is expressly subject to the condition, among others, that the Borrowers execute and deliver this Security Agreement and grant to the Lender a second priority security interest in all of the Collateral described below.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

1.     Security Interest; Authorization to File Financing Statement. To secure the payment of the Note and all of the other indebtedness and obligations described in Section 2 hereof, each Borrower hereby pledges, sells, assigns and transfers to the Lender, and hereby grants to the Lender a security interest in all of the following described collateral:

(a)     Accounts and Accounts Receivable. All of such Borrower’s existing and future “accounts” and “accounts receivable,” being defined as all amounts owed to the Borrower from whatever source, whether now existing, hereafter arising or created and whenever and wherever acquired or arising, whether or not evidenced by a document, instrument or chattel paper (including electronic chattel paper), and including, without limitation, health-care-insurance receivables, if any, general intangibles relating to accounts, drafts and acceptances, credit card receivables, license fees, and all rights of the Borrower to payments for goods sold, rented or leased, or for services rendered by any person and all fees, charges, accounts, or other payments to which the Borrower may be entitled (hereinafter collectively referred to as the “Accounts Receivable”);

(b)     Inventory. All of such Borrower’s existing and future “inventory,” being defined as all goods (as defined in the hereinafter defined Kentucky UCC), merchandise and other personal property, other than farm products, of the Borrower, whether now or hereafter acquired and whenever and wherever situated, which are leased by the Borrower as lessor, held by the Borrower for sale or lease or to be furnished under a contract of service, are furnished under a contract of service, or which are supplies, raw materials, work in process or materials used or consumed in the Borrower’s business, including without limitation, together with all software used in the operation thereof, whether or not the same constitutes embedded software (hereinafter collectively referred to as the “Inventory”);

(c)     Documents, Chattel Paper, Instruments, and Intangibles. All of such Borrower’s existing and future cash, accounts, balances, credits, money, deposits, deposit accounts, chattel paper, documents, documents of title, bills of lading, drafts, instruments (including promissory notes), general intangibles (including without limitation, payment intangibles, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trademark applications, service marks, trade secrets, goodwill, copyrights, design rights, software, computer information, source codes, codes, records and updates, registrations, licenses, franchises, custom lists, tax refunds, tax refund claims, and computer programs), all issued and outstanding equity interests of any subsidiary owned by any Borrower (excluding, however, equity interests in any foreign subsidiary of any Borrower), and investment property (including certificated and uncertificated securities, securities accounts, security entitlements, commodity accounts and commodity contracts), receivables and all other intangible personal property of whatever kind or type, together with the Borrower’s entire right, title and interest in and to all insurance policies guaranties of payment and/or performance, letter of credit rights and other security instrument and supporting obligations and all proceeds thereof and all refunds of insurance premiums thereunder, and all federal, state and/or local tax refunds, regardless of whether any of same are now existing or are hereafter created or acquired by the Borrower (hereinafter collectively referred to as the “Intangibles”);

(d)    Equipment. All of such Borrower’s existing and future equipment (including without limitation, all software used in the operation thereof, whether or not the same constitutes embedded software), machinery, motor vehicles, fittings, chattels, tools, furniture, furnishings, building materials, fixtures, trade fixtures, signs and other tangible personal property and assets of whatever kind or type, including without limitation, all heating, pipes, lighting, incinerating, waste removal equipment, generators, engines, tanks, motors, wiring, conduits, switchboards, radio, television antenna, microwave dish, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing and fire warning, refrigerating, ventilating units and systems, communications equipment, air cooling and air conditioning equipment (including compressor), elevators, lifts, computer systems, hardware and software, carpeting, art work, lighting fixtures, millwork, together with all extensions, attachments, parts, accessories, repairs, substitution, replacements and additions thereto, and in every instance regardless of whether the same is now in existence or hereafter acquired or acquired by the Borrower and regardless of where the same is situated (hereinafter collectively referred to as the “Equipment”);

(e)     Leasehold Interests. All of such Borrower’s existing and future right, title and interest in and to the premises leased by such Borrower.

(f)     Supporting Evidence and Documents. All supporting evidence and documents relating to any of the foregoing property, including without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Borrower to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidence of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained; and

(g)     Accessions, Additions, Proceeds and Products. All accessions, attachments, parts, repairs and additions to, and substitutions and replacements of, any and all of the foregoing, and all proceeds and products of all the property described in this Section 1.

Each item or type of collateral described in this Section 1 shall have the meaning ascribed thereto in the Uniform Commercial Code as enacted in the Commonwealth of Kentucky, as the same is revised, amended, modified and supplemented from time to time (the “Kentucky UCC”), to the extent the same is so defined therein. All of the property described in clauses (a) through (g) above is hereby collectively, and each item of which is hereinafter individually, referred to as the “Collateral”. There is included within the term “Collateral” as used herein, all other property and interests therein of any kind hereafter acquired by any Borrower meeting or falling within the general description of the Collateral set forth herein.

Each Borrower authorizes the Lender to, at any time and from time to time, file in any one or more jurisdictions, financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of the Borrower and which contain any information required by the Kentucky UCC, or the Uniform Commercial Code, as revised from time to time, applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments.

2.     Secured Obligations. Each Borrower has executed this Security Agreement and has granted to the Lender a security interest in all of the Collateral to secure (a) the payment of the entire unpaid principal of and all interest now accrued or hereafter to accrue on the Note, and (b) the payment of all other indebtedness of any Borrower to the Lender, whether now existing or hereafter created, arising or acquired, absolute or contingent, joint or joint and several, and due or to become due, under the Note, this Agreement or any other document, agreement, mortgage or other instrument executed in connection therewith (collectively, the “Loan Instruments”) (the Note and all of the other indebtedness and obligations described in this Section 2 are hereinafter collectively referred to as the “Secured Obligations”).

3.     Affirmative Covenants. Each Borrower hereby jointly and severally covenants and agrees with the Lender that such Borrower will observe and perform all of the following provisions until all of the Secured Obligations have been paid in full to the Lender, this Security Agreement has been terminated by the Lender and all Uniform Commercial Code financing statements filed in connection herewith have been terminated of record:

3.1     Defend the Collateral. The Borrower shall at its own expense, defend the Collateral against claims and demands of all persons and entities, and shall take or cause to be taken all actions necessary or appropriate to preserve, protect and maintain good right and title to all of the Collateral at all times.

3.2     Insurance. The Borrower shall at its own expense, obtain and maintain such insurance as is required pursuant to the terms of the Note and any other Loan Instrument. The Borrower hereby collaterally assigns to the Lender all rights of the Borrower to receive the proceeds of all of the insurance required herein, not to exceed the unpaid principal balance of and all accrued interest on all of the Secured Obligations. If the Borrower fails to obtain any of the insurance described in the Note, this Agreement or any other Loan Instrument, the Lender shall have the right, but not the obligation, to obtain the same at the Borrower’s sole expense and all sums advanced by the Lender in obtaining such insurance shall bear interest at the rate set forth in the Note as applicable to overdue principal and/or accrued interest thereunder, and all such advances and interest thereon shall constitute part of the Secured Obligations, shall be secured by all of the Collateral with the same priority as the Note to the fullest extent permitted by applicable law and shall be due and payable in full to the Lender upon demand.

3.3     Maintenance of Collateral. The Borrower shall, at its own expense, take or cause to be taken all actions necessary or appropriate to preserve all of the tangible Collateral in good condition and repair, ordinary wear and tear excepted, and the Borrower shall from time to time make or cause to be made all necessary and proper repairs and replacements to the tangible Collateral so that at all times the same shall be fully preserved and maintained.

3.4     Use or Inspection of Collateral. The Borrower shall use the Collateral in complete compliance with all applicable laws, rules and regulations governing the use thereof. Upon reasonable advance notice, the Borrower shall permit the Lender and its officers, employees and agents to inspect the Collateral and all books and records of the Borrower pertaining thereto at all reasonable times and from time to time and the Borrower shall forthwith deliver to the Lender such information concerning the Collateral as the Lender may from time to time request in its sole and absolute discretion.

3.5     Change of Name and/or Location of the Collateral. The Borrower shall advise the Lender in writing at least thirty (30) days in advance of any change in the Borrower’s principal place of business or registered office or the Borrower’s other places of business, or the opening of any new place of business or any new location where any of the Collateral or any records concerning the same may be located, or any change in the Borrower’s name or the adoption by the Borrower of a trade name, assumed name or fictitious name.

3.6     Collection of Accounts Receivable and Intangibles. Subject to the provisions of Section 8 hereof, the Borrower shall, at its own expense, take or cause to be taken all reasonable steps to collect when due all of the Accounts Receivable and Intangibles of the Borrower.

3.7     Further Assurances. The Borrower shall, at its own expense, execute and deliver such Uniform Commercial Code financing statements, Uniform Commercial Code amendments, continuation statements, and such other documents and instruments and shall take such further actions as may be reasonably requested by the Lender to carry out more effectively the purposes of this Security Agreement and to perfect and continue the perfected status of the security interest in the Collateral granted to the Lender pursuant hereto.

3.8     Possession and Control. The Borrower shall have possession of the Collateral, except where otherwise expressly permitted by this Security Agreement, where the Lender is permitted by applicable law and chooses to perfect security interests by possession in addition to the filing of a financing statement, or where Collateral is in the possession of a third-party. To the extent required by Lender, the Borrower will join with the Lender in notifying the third-party of the Lender’s security interests and obtaining an acknowledgment from the third-party that it is holding the Collateral for the benefit of the Lender. The Borrower will cooperate with the Lender in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper.

4.     Negative Covenants. Each Borrower hereby jointly and severally covenants and agrees with the Lender that the Borrower will observe and perform all of the following provisions until all of the Secured Obligations have been paid in full to the Lender, this Security Agreement has been terminated by the Lender and all Uniform Commercial Code financing statements filed in connection herewith have been terminated of record:

4.1     Levies. The Borrower shall not permit any of the Collateral to be levied upon under any legal process.

4.2     Sale of Collateral. The Borrower shall not, without the prior written consent of the Lender in every specified instance, sell, transfer, dispose of, or further encumber any of the Collateral, except for the collection of Accounts Receivable in the ordinary course of business, the sale of Inventory in the ordinary course of business, the sale of Equipment no longer useable in the Borrower’s business, and the divestitures required by PNC Bank (along with any successors and assigns thereof, the “Senior Lender”) pursuant to each Borrower’s loan documents therewith (collectively, the “Senior Loan Documents”).

4.3     Location of the Collateral. The Borrower shall not, without at least thirty (30) days prior written notice to the Lender, change the location of any of the Collateral or the books and records of the Borrower pertaining thereto.

5.     Representations and Warranties. Each Borrower jointly and severally represents and warrants to the Lender as follows, which representations and warranties shall be deemed to be continuing representations and warranties and shall survive the execution and deliver of this Security Agreement:

5.1     Liens. The Borrower is the legal and equitable owner of all Collateral, or has rights in or otherwise has the power to transfer the Collateral, and its interests therein are free and clear of all liens and security interests, except for the security interest created hereby, the lien of ad valorem property taxes not yet due and payable, and the security interests granted in the Senior Loan Documents.

5.2     Borrower Information. The exact legal name of the Borrower is as set forth in the initial paragraph of this Security Agreement, the State of Delaware is the state of organization of the Borrower, the Borrower’s tax identification number, organizational number and principal place of business has been provided to the Lender. The Borrower will not move such principal place of business without giving the Lender thirty (30) calendar days prior written notice. The Borrower shall not change its name, identity or corporate structure so long as the Secured Obligations remain unpaid without the prior written consent of the Lender. The Borrower has not had any other organizational names except that which is listed in the initial paragraph of this Security Agreement.

6.     Events of Default. Any “Event of Default” as defined and described in the Note shall be an Event of Default hereunder.

7.     Remedies Upon Occurrence of Event of Default. Upon the occurrence of any Event of Default hereunder, the Lender may declare all of the Secured Obligations to be immediately due and payable and shall have all of the rights and remedies of a secured party under the Kentucky UCC and in any state where any of the Collateral may then be located, including without limitation, the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises upon which the Collateral or any part thereof may be situated and remove the same therefrom. The Lender may require each and every Borrower to make the Collateral (to the extent the same is movable) available to the Lender at a place to be designated by the Lender that is reasonably convenient to both the Lender and such Borrower. Unless the Collateral is perishable or threatens to decline rapidly in value or is of a type customarily sold on a recognized market, the Lender will give the Borrowers at least ten (10) days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law, including without limitation the Kentucky UCC, that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery, including reasonable legal costs and attorneys’ fees and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Lender shall determine in its sole discretion, and any surplus shall be returned to the Borrowers or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Borrowers). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Borrowers will be liable for the deficiency, together with interest thereon at the rate provided in the Loan Instruments as applicable to overdue principal and interest thereunder, and the costs and expenses of collection of such deficiency, including, to the extent permitted by law, reasonable legal costs and attorneys’ fees, expenses and disbursements. If the Lender sells any of the Collateral upon credit, the Borrowers will be credited only with payments actually made by the purchasers thereof, received by the Lender and applied to the indebtedness of the Borrowers. In the event the purchaser of the purchased Collateral fails to pay for such Collateral, the Lender may resale the Collateral and the Borrowers shall be credited with the proceeds of the sale.

8.     Rights of Lender to Use and Operate Collateral. Upon any taking of possession of the Collateral, as provided by Section 7 hereof, the Lender may, from time to time, at the expense of the Borrowers, make all such repairs, replacements, alterations, additions and improvements to any of the Collateral as the Lender may deem proper. In any such case, the Lender shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Borrowers with respect thereto as the Lender shall deem best, including without limitation, the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Lender may see fit, and the Lender shall be entitled to collect and receive all rents, issues, profits, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements to the Collateral, and to make all payments which the Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other charges on the Collateral or any part thereof, and all other payments which the Lender may be required or authorized to make under any provision of this Security Agreement, including without limitation, reasonable legal costs and attorneys’ fees. The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Secured Obligations in such order of priority as the Lender shall determine in its sole discretion, and unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be returned to the Borrowers or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Borrowers). Without limiting the generality of the foregoing, the Lender shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Lender to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and to collect all rents, issues, profits, fees, revenues and other income thereof and apply the same to the payment of all expenses and other charges of such receivership, including without limitation, the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

9.     Collections on Collateral by the Lender. Upon the occurrence of any Event of Default, the Lender may notify or may require the Borrowers to notify, but shall not be obligated to notify or require the Borrowers to notify, at any time and from time to time, account debtors obligated on any or all of each Borrower’s then existing or thereafter arising Collateral, including without limitation, Accounts Receivable and Intangibles, to make payment directly to the Lender, and may take possession of all proceeds of any Collateral, including without limitation, Accounts Receivable and Intangibles in the Borrower’s possession, and may take any other steps which the Lender deems necessary or advisable to collect any or all such Accounts Receivable, Intangibles or other Collateral or the proceeds thereof.

10.     Waivers, etc. Each Borrower, on its own behalf and on behalf of its successors and assigns, hereby expressly waives presentment, demand, notice of protest and, except as otherwise provided herein or in any other Loan Instrument, all other demands and notices in connection with this Security Agreement or the enforcement of the rights of the Lender hereunder or in connection with any of the Secured Obligations or any Collateral. Each Borrower further waives any right it may have to require the Lender to pursue any third party for any Secured Obligation. No delay or omission on the part of the Lender in exercising any right granted hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to waiver of any such right on such other future occasions. This Security Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid in full to the Lender and finally discharged in full. Each Borrower’s waivers under this Section have been made voluntarily, intelligently, and knowingly and after the Borrower has been apprised and counseled by its attorney as to the nature thereof and its possible alternative rights.

11.     Binding Effect; Severability; Counterparts. This Security Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the term “Lender” shall be deemed to include any other holder or holders of any of the Secured Obligations. This Security Agreement shall also bind all persons who become bound as debtors to this Security Agreement. In case a court of competent jurisdiction shall hold any provision in this Security Agreement to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby. This Security Agreement may be executed in any number of counterparts and by the different parties hereto or on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

12.     Governing Law. This Security Agreement and the rights and obligations of the parties hereunder shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky without regard to its conflicts of law principles.

13.     Cumulative Rights and Remedies. All rights and remedies of the Lender as set forth in this Security Agreement shall, to the fullest extent permitted by applicable law, be cumulative, and the exercise by the Lender of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy of the Lender.

14.     Payment of Costs and Expenses. Each Borrower will pay any and all reasonable costs and expenses incurred by the Lender in connection with (a) enforcing this Security Agreement, (b) obtaining possession of the Collateral, (c) the protection and preservation of the Collateral, (d) the collection of the Note and the other Secured Obligations, and (e) any litigation involving the Collateral, and any benefit accruing to the Lender by virtue of the provisions hereof or the rights of the Lender hereunder.

15.     Irrevocable Attorney-in-Fact. Each Borrower hereby irrevocably appoints the Lender as such Borrower’s attorney in fact to do all acts and things which the Lender may deem necessary or appropriate in its sole and absolute discretion to perfect and continue the perfected security interest created by this Security Agreement and to protect the Collateral, including without limitation, the execution in the Borrower’s name as its irrevocable attorney-in-fact of Uniform Commercial Code financing statements, amendments and continuation statements covering the Collateral and the filing and recordation of the same, and following the occurrence of an Event of Default hereunder, which Event of Default continues beyond any applicable grace period, to endorse, in the name of the Borrower, all checks, drafts and other instruments in the payment of the Borrower’s Accounts Receivable and Intangibles, to give notices and receipts in the Borrower’s name, to collect and bring any suit to collect or compromise and/or to settle any such Accounts Receivable and Intangibles and to perform such other acts in connection with such Accounts Receivable and Intangibles and/or the other Collateral as the Lender determines in its sole and absolute discretion to be necessary or appropriate to effectuate the purposes of this Security Agreement.

16.     Future Advances. This Security Agreement secures all future advances or loans that may be made at any time by the Lender to the Borrowers; provided, however, it is understood by the parties hereto that the Lender is under no obligation to make any advances or loans to the Borrowers except pursuant to the terms and conditions of the Loan Agreement.

17.     Notices. All notices required or permitted to be given hereunder shall be given in writing and shall be personally delivered or sent by facsimile, express courier service or by registered or certified United States mail, return receipt requested, postage prepaid, addressed as follows (or to such other address to which either party hereto shall have given the other written notice):

If to any Borrower:	c/o Sypris Solutions, Inc.
101 Bullitt Lane, Suite 450
Louisville, Kentucky 40222
Attention: General Counsel
Telephone: (502) 329-2017
Facsimile: (502) 329-2050

cc:	Middleton Reutlinger
2500 Brown & Williamson Tower
Louisville, Kentucky 40202
Attention: Thomas Ice
Telephone: (502) 625-2807
Facsimile: (502) 588-1971

If to the Lender:	Gill Family Capital Management, Inc.
101 Bullitt Lane, Suite 450
Louisville, Kentucky 40222
Attention: Jeffrey T. Gill
Telephone: (502) 329-2017
Facsimile: (502) 329-2050

Copy to:	Jeffrey A. Hamilton, Esq.
Reed Weitkamp Schell & Vice PLLC
500 West Jefferson Street
Suite 2400
Louisville, Kentucky 40202
Telephone: (502) 657-1302
Facsimile: (502) 562-2200

All notices shall be deemed given upon the earliest of (a) actual delivery in person, (b) one Business Day (as such term is defined in the Loan Agreement), after delivery to an express courier service, or (c) three Business Days after having been deposited in the United States mail, in accordance with the foregoing, or (d) the Business Day on which a facsimile has been sent and confirmed in accordance with the foregoing.

18.     Time Is of The Essence. Time shall be of the essence in the performance of all of the Borrowers obligations and covenants under this Security Agreement.

19.     Captions. The various section headings used in this Security Agreement are inserted for convenience of reference only and shall be ignored in construing the provisions hereof.

20.     No Third Party Rights. Nothing contained in this Security Agreement shall operate for the benefit of or be construed to create or confer any rights in favor of any individuals, corporations, partnerships or other entities not a party to this Security Agreement (excluding the respective successors and assigns of the Borrowers and the Lender).

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 IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day, month and year first above written.

Sypris Solutions, Inc.,
a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

Sypris Technologies, Inc.,
a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

Sypris Electronics, LLC,
a Delaware limited liability company

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS DATA SYSTEMS, INC.,
a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES MARION, LLC,
a Delaware limited liability company

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES KENTON, INC.,
a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES MEXICAN
HOLDINGS, LLC, a Delaware limited liability
company

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES NORTHERN, INC.,
a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES SOUTHERN, INC.,
a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES INTERNATIONAL,
INC., a Delaware corporation

By: /s/ John R. McGeeney

Title: General Counsel

(each a “Borrower” and collectively the “Borrowers”)

GILL FAMILY CAPITAL MANAGEMENT, INC.
a Delaware corporation

By: /s/ Jeffrey T. Gill

Title: Co-President & Treasurer

(the “Lender”)

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of Sypris Solutions, Inc., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of Sypris Technologies, Inc., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12 day of March, 2015, by John R. McGeeney, as the General Counsel of Sypris Electronics, LLC, a Delaware limited liability company, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS DATA SYSTEMS, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES KENTON, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC, a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES NORTHERN, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES SOUTHERN, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 12th day of March, 2015, by Jeffrey T. Gill, as the Co-President and Treasurer of GILL FAMILY CAPITAL MANAGEMENT, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Andrea Luescher
NOTARY PUBLIC
[SEAL]
My Commission Expires: July 20, 2015